                                                            Exhibit 10.19.5

               [LETTERHEAD OF GOVERNMENT OF CANADA APPEARS HERE]

                                             WD Project No.: A-93-WD-0461
                                                                Amendment
                                                            June 12, 1995

Mr. Ben Dulley
New Era System Services Ltd.
710 Esso Plaza East Tower
425 - 1st Street S.W.
Calgary, Alberta
T2P 3L8

Dear Mr. Dulley:

I wish to inform you that approval has been granted to further amend the Agreement for this project dated September 10, 1993 as amended February 7, 1994, April 21, 1994 and February 28, 1995.

This amendment replaces subsections 2.3(b), 3.2, and 4.1 of our amended Agreement, as follows:

1.  Subsection 2.3(b) is amended:

From: "The Client shall fully complete the Project no later than the 28th day of February 1995, herein called the "Project Completion Date"."

To: "The Client shall fully complete the Project no later than the 30th day of June 1995, herein called the "Project Completion Date"."

2.  Subsection 3.2 is amended:

From: "The amount to be paid by the Minister on account of the Contribution shall not exceed:

       (a)  $786,828 in Canada's fiscal year ending March 31, 1994; and

       (b)  $1,092,145 in Canada's fiscal year ending March 31, 1995."

                                                                    .../2

                                            WD Project No.:  A-93-WD-0461
                                                                Amendment

                                      -2-

To: "The amount to be paid by the Minister on account of the Contribution shall not exceed:

       (a)  $786,828 in Canada's fiscal year ending March 31, 1994;

       (b)  $905,187 in Canada's fiscal year ending March 31, 1995; and

       (c)  $186,958 in Canada's fiscal year ending March 31, 1996."

3.     Subsection 4.1 is amended:

From: "The Client shall repay the contribution to Her Majesty in eight (8) equal quarterly instalments, due the first day of each quarter, starting no later than thirteen (13) months after the Project Completion Date."

To:    "The Client shall repay the contribution to Her Majesty as follows:

       (a)  $48,173 on June 30, 1996;

       (b) Seven (7) equal quarterly instalments of $47,600 each, due the last day of each quarter, commencing September 30, 1996;

       (c) Quarterly instalments of $54,400 each, due the last day of each quarter, commencing June 30, 1998 until the indebtedness is repaid in full;

       (d) Accelerated quarterly instalments equal to 9.5% of HARBOR product revenues that exceed $820,000 in the quarter ending one month prior to the payment date stated in (a) to (c) above. Each of these accelerated instalments will be due and payable with the regular quarterly instalments.

       (e)  The accelerated instalments in each year will not exceed:

            (i)   $17,100 in Canada's fiscal year ending March 31, 1997;

            (ii)  $114,000 in Canada's fiscal year ending March 31, 1998;

                                                                      .../3

                                                WP Project No:  A-93-WD-0461
                                                                   Amendment

                                      -3-

                       (iii) $230,250 in Canada's fiscal year ending March 31, 1999;

                       (iv) $369,750 in Canada's fiscal year ending March 31, 2000;

                       (v)    $536,100 in Canada's fiscal year ending March 31,
                              2001;

             (f) Any portion of the Contribution that shall remain unpaid at June 30, 2005 shall become due and payable on that date.

       All other terms and conditions of the amended Agreement remain in effect for the project duration.

       Our agreement to this amendment does not signify that future requests for amendments of this type will be approved.

       If you are in agreement with this Letter of Amendment, please have an authorized officer of your company sign the second copy of the amendment where indicated and return it to this office.


                                                Sincerely yours,

                                                /s/ Gary Webster

                                                Gary Webster



NEW ERA SYSTEMS SERVICES LTD.

[SIGNATURE APPEARS HERE]
- ----------------------------
Signature

                                   (Seal)
15 June 95
- ----------------------------
Date